UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)                  October 23, 2003
                                                  -------------------

                       STANDEX INTERNATIONAL CORPORATION
     -------------------------------------------------------
            (Exact name of registrant as specified in its chapter)

Delaware                        1-7233                       31-0596149
---------------------         ----------------          -------------------
(State or other               (Commission                  (IRS Employer
jurisdiction of                 File Number)            Identification No.)
of incorporation)

6 Manor Parkway, Salem, New Hampshire              03079
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number,
including area code                                603-893-9701
                                                   ---------------


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(Former name or former address, if changed since last report)



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits - The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-
           K.

           Exhibit No.        Description

           99 Press Release of Standex International Corporation dated October 23, 2003.

Item 9.     REGULATION FD DISCLOSURE

On October 23, 2003, the registrant issued a press release announcing earnings for the quarter ended September 30, 2003. A copy of the release is furnished herewith as Exhibit 99 and incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished by Standex International Corporation pursuant to Item 9 and Item 12 of Form 8-K.

                                STANDEX INTERNATIONAL CORPORATION
                                  SIGNATURES


Date:  October 23, 2003       /s/Christian Storch
                              ---------------------------------
                              Christian Storch
                              Chief Financial Officer

                              Principal Financial Officer